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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 14, 1996

                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

                   1-10699                       22-2405746
           (Commission File Number) (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                    (Address of principal executive offices)

                                 (201) 236-2630
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

HUBCO, Inc. (the "Company") acquired Lafayette American Bank and Trust Company ("Lafayette") effective July 1, 1996. Under the acquisition agreement with Lafayette, the Company is required to report the consolidated results of operations for the 30 day period following the acquisition to terminate the prohibition on sales or transfers by affiliates. This 8-K is designed solely to present the combined financial results for the Company and its subsidiaries, including Lafayette, for the month ended July 31, 1996. These results are not necessarily indicative of the results which the Company may report for the quarter ending September 30, 1996.

In the Registration Statement on Form S-4 filed for the acquisition of Lafayette, a press release and related Form 8-K, the Company disclosed that it expected to take one-time charges for merger related expenses and restructuring charges which it estimated would total approximately $8.5 million, after tax. The one month results include a substantial portion but not all of such one-time expenses and charges. Lafayette at June 30, 1996 had incurred approximately $1.5 million, after tax, of such one-time expenses and charges. The Company expects that additional one-time expenses and charges will be included in the results for the quarter ending September 30, 1996. The previously announced aggregate of $8.5 million, net after tax, was only an estimate and actual results may differ. The sole purpose of these financial statements is to report the combined results of operations for the one month period. They should not be relied upon for any other purpose.

                                                         For the One Month
                                                         Period Ended
                                                         July 31, 1996
                                                         -------------
                                                         (in thousands)

Pre-Tax Income Before Merger Related
   Expenses and Restructuring Charges                    $ 4,172

Net Income After Tax and Before Merger Related
    Expenses and Restructuring Charges                   $ 2,816
Merger Related Expenses and
   Restructuring Charges Net of Tax Effect                (6,569)
Net Loss After Merger Related                            -------
  Expenses and Restructuring Charges                     $(3,753)
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HUBCO, INC.

Dated: August 14, 1996                    By: /S/ D. LYNN VAN BORKULO-NUZZO
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                                              D. Lynn Van Borkulo-Nuzzo,
                                              Executive Vice President